Exhibit 10.2

SECURITY AGREEMENT

This Security Agreement dated as of March 19, 2024 (this “Agreement”) is made by AEON Biopharma, Inc., a Delaware corporation (“AEON”) and AEON Biopharma Sub, Inc., a Delaware corporation (“AEON Sub” and, together with AEON, the “Debtors” and each a “Debtor”), in favor of Daewoong Pharmaceutical Co., LTD., a company duly organized and existing under the laws of the Republic of Korea (the “Secured Party”).

The Debtors and the Secured Party hereby agree as follows:

I.CERTAIN DEFINITIONS.  Except as otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in the Senior Secured Convertible Promissory Note issued by AEON for the benefit of the Secured Party, dated as of the date hereof (the “Original Note”) or in such other note issued by AEON for the benefit of the Secured Party pursuant to the Subscription Agreement (as defined in the Original Note) (collectively, together with the Original Note, the “Notes” and each a “Note”).

II.SECURITY AGREEMENT.

A.Grant.  Each Debtor, for valuable consideration, the receipt of which is acknowledged, hereby grants to the Secured Party a security interest in and Lien on all of the property described on Exhibit A attached hereto (the “Collateral”) now owned or at any time hereafter acquired by such Debtor or in which such Debtor now has or at any time in the future may acquire any right, title or interest.

B.Debtors Remain Liable.  Anything herein to the contrary notwithstanding, (i) each Debtor shall remain liable under any contracts, agreements and other documents included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Secured Party of any of the rights hereunder shall not release such Debtor from any of its duties or obligations under such contracts, agreements and other documents included in the Collateral, and (iii) the Secured Party shall not have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of any Debtor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral hereunder.

C.Continuing Security Interest.  Each Debtor agrees that this Agreement shall create a continuing security interest in the Collateral which shall remain in effect until payment and performance in full in cash of all of the Obligations (other than inchoate indemnity obligations).

III.OBLIGATIONS SECURED.  The security interest granted hereby secures the full and timely payment of all obligations of the Debtors to pay principal and interest under the Notes and all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Debtors to the Secured Party under the Notes, provided that the “Obligations” shall not include any obligations with respect to any equity investments, right to convert or other similar conversion right on obligations or any obligations under a warrant or similar instrument (such obligations, the “Obligations”).

IV.DEBTORS’ REPRESENTATIONS, WARRANTIES AND COVENANTS.  Each Debtor hereby represents, warrants and covenants to the Secured Party that:

A.Such Debtor’s principal place of business is 5 Park Plaza, Suite 1750, Irvine, CA 92614 and such Debtor keeps its records concerning accounts, contract rights and other property at that location.  Other than with respect to information disclosed to the Secured Party as of the hereof, such Debtor will notify the Secured Party in writing not less than ten (10) days prior to the establishment of any new place of business where any of the Collateral is kept, except if moved in the ordinary course of business.  Such Debtor is a corporation organized under the laws of the State of Delaware.  Such Debtor will notify the Secured Party in writing not less than ten (10) days prior to changing either its form or jurisdiction of organization.  At least ten (10) days prior to such change, each applicable Debtor shall, (i) execute and deliver to the Secured Party all documents, agreements and instruments reasonably requested in writing by the Secured Party in order to maintain the validity, perfection, enforceability and priority of the Secured Party’s Lien in all of such Debtor’s Collateral, and (ii) authorize (and does hereby authorize) the Secured Party to (x) file all such UCC financing statements and, in the case of a Grantor, notices or other appropriate documents or instruments with the USPTO, the USCO or with each relevant foreign jurisdiction with respect to the Intellectual Property, as applicable (to the extent constituting Collateral), and (y) make such other filings or recordings as are necessary to maintain the validity, perfection, enforceability and priority of the Secured Party’s Lien in all such Debtor’s Collateral.  Each Debtor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed by the Secured Party without the prior written consent of the Secured Party and agrees that it will not do so without the prior written consent of the Secured Party, subject to such Debtor’s rights under Section XI of this Agreement and Section 9-509(d)(2) of the UCC.

B.Such Debtor will at all times keep in a manner reasonably satisfactory to the Secured Party accurate and complete records of the Collateral and will keep such Collateral insured to the extent similarly situated companies insure their assets.  Within thirty (30) days following the date hereof and from time to time thereafter at Secured Party’s request, each Debtor shall deliver to the Secured Party copies of all material contracts, quality agreements, vendor agreements, contract manufacturing organization engagements, clinical research organization engagements, and consultant engagements relating to the Collateral, together with all material amendments thereto from time to time, and, if such agreements or engagements are not freely assignable on the face thereof, shall use commercially reasonable efforts to cause the counterparties thereto to agree that such agreements and engagements may be assigned to the Secured Party and that the Secured Party may enforce such agreements and engagements at any time or from time to time.

C.Such Debtor shall (i) not use the Collateral in violation of any applicable statute, ordinance, law or regulation or in violation of any insurance policy maintained by such Debtor with respect to the Collateral, in each case to the extent such violation would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on such Debtor, and (ii) not enter into any contractual obligation or undertaking restricting the right or ability of such Debtor or the Secured Party to sell, assign, convey or transfer any Collateral if such restriction would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

D.Other Financing Statements.  Other than financing statements, security agreements, chattel mortgages, assignments, fixture filings and other agreements or instruments executed, delivered, filed or recorded for the purpose of granting or perfecting any Lien (collectively, “Financing Statements”) as of the date hereof or arising after the date hereof in connection with Financing Statements in favor of the Secured Party, no effective Financing Statement naming such Debtor as debtor, assignor, grantor, mortgagor, pledgor or the like and covering all or any part of the Collateral is on file in any filing or recording office in any jurisdiction.

E.Notices, Reports and Information.  Such Debtor will (i) notify the Secured Party of any material claim made or asserted against the Collateral by any Person or other event that could materially adversely affect the value of the Collateral or the Secured Party’s Lien thereon; (ii) furnish to the Secured Party such statements and schedules further identifying and describing the Collateral and such other reports and other information in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail; and (iii) upon the reasonable request of the Secured Party make such demands and requests for information and reports as such Debtor is entitled to make in respect of the Collateral.  The Debtors shall provide detailed written notice to the Secured Party if at any time either Debtor takes any action, including, without limitation, retention of counsel, gathering, compilation, or preparation of information or filings, or development, discussion, or assessment of strategy, in contemplation or furtherance of a bankruptcy, insolvency, receivership, or assignment for the benefit of creditors proceeding or action that is reasonably likely to occur within the period of thirty (30) days thereafter and the Debtors shall, in connection therewith and at such time cause an investor share drive to be made available to the Secured Party which the Debtors shall maintain and to which the Debtor shall immediately upload all FDA documents, clinical data, information, documents, and correspondence relating to the Collateral.

F.Indebtedness.  Each Note and any other notes issued to Secured Party pursuant to the Subscription Agreement will rank senior in right of payment to all current and future indebtedness of the Debtors, excluding indebtedness not to exceed $500,000 outstanding at any time for borrowed money incurred as part of the Debtor’s normal course of business (e.g., vendor contracts, employee payments, consultancy payments, etc.).  The Debtors shall not issue or permit to exist any indebtedness that would be senior to or pari passu with either Note or any other notes issued to Secured Party pursuant to the Subscription Agreement except as permitted in the immediately foregoing sentence.

G.Subordinated Indebtedness.  Other than indebtedness subject to a subordination agreement in favor of the Secured Party, which subordinates payment, liens, and remedies of the holders of such indebtedness in form and substance acceptable to the Secured Party, the Debtors shall not issue or permit to exist any indebtedness (other than indebtedness permitted under the first sentence of clause F above).

H.Liens.  The Debtors shall not grant or permit to exist any lien, encumbrance, pledge or security interest on their assets other than liens arising in the ordinary course of business, securing an amount of not more than $100,000 in the aggregate, and not securing borrowed indebtedness (“Permitted Liens”).

I.Dispositions.  The Debtors shall not, and shall not permit any of their Subsidiaries to, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets that constitute Collateral.

J.Patents, Trademark and Copyright Collateral.

(a)Each Debtor represents and warrants to the Secured Party that (i) as of the date hereof, such Debtor does not have any interest in, or title to, any issued or applied-for patents, registered or applied-for trademarks or registered or applied-for copyrights, in each case, issued or applied-for or registered, except as set forth in Schedule I to Exhibit A hereto (as supplemented from time to time) and (ii) this Agreement, together with the filing of the financing statements referred to in Section V of this Agreement, the recording of the Intellectual Property Security Agreements in form and substance acceptable to the Secured Party with the United States Patent and Trademark Office (the “USPTO”) or United States Copyright Office (the “USCO”), as applicable, and subsequent filings pursuant to Section J(b) for any hereafter acquired, issued or applied-for patents, registered or applied-for trademarks or registered copyrights, are or will be, as applicable, effective to create valid, perfected, first priority and continuing Liens in favor of the Secured Party on such patents, trademarks and copyrights and such perfected Liens are enforceable as such as against such Debtor.  As of the date hereof, to such Debtor’s knowledge, no Person has been or is infringing, misappropriating, diluting, violating or otherwise impairing any Intellectual Property of such Debtor.  As of the date hereof, such Debtor, and to such Debtor’s knowledge, each party thereto, is not in material breach or default of any material license of Intellectual Property.

(b)If any Grantor shall obtain ownership of any additional issued or applied-for patent, registered or applied-for trademark or registered copyright, the Secured Party shall have a Lien in, and the provisions of Section II of this Agreement shall automatically apply to, such issued or applied-for patent, registered or applied-for trademark or registered copyright (and also to any composite marks or other marks of such Debtor which are confusingly similar to such mark) and such Debtor shall, within a reasonable amount of time, give to the Secured Party written notice of such ownership of such registrations or applications and duly executed Intellectual Property Security Agreements (or similar documents in a form reasonably acceptable to the Secured Party and such Debtor, governed by the laws of the United States and/or relevant foreign jurisdiction), for recording with the USPTO, each relevant foreign jurisdiction, or the USCO, as applicable, covering such after-acquired registrations or applications obtained.

(c)Each Debtor authorizes the Secured Party to modify this Agreement by amending Schedule I to Exhibit A hereto to include any additional issued or applied-for patents, registered copyrights or registered or applied-for trademarks (excluding any “intent-to-use” trademark application, until such time that a statement of use has been filed with the USPTO for such application, if and to the extent that the grant of a security interest herein would render such intent to-use trademark application invalid (the “Excluded Trademarks”)), and to have an Intellectual Property Security Agreement (or similar document in a form reasonably acceptable to the Secured Party and such Debtor, governed by the laws of the State of New York and/or relevant foreign jurisdiction), evidencing the security interest granted therein, recorded in the USPTO, each relevant foreign jurisdiction or the USCO at the expense of such Debtor.

V.FINANCING STATEMENTS AND PERFECTION OF SECURITY INTEREST. Each Debtor shall at its cost execute any Financing Statement in respect of any security interest created pursuant to this agreement that may at any time be required or that, in the reasonable opinion of the Secured Party, may at any time be desirable.  If any recording or filing thereof (or the filing of any statements of continuation or assignment of any Financing Statement) is required to protect and preserve such Lien, each Debtor shall at its cost execute the same at the time and in the manner requested by Secured Parties (or any counsel on behalf of the Secured Party).  To the fullest extent permitted by applicable law, each Debtor authorizes the Secured Party (or any counsel on behalf of the Secured Party) to file any such Financing Statements authorized hereunder without the signature of any Debtor, including without limitation Financing Statements in substantially the forms attached hereto as Exhibit C (collectively, the “Closing Date Financing Statements”).

Each Debtor, shall, at its expense, perform all steps reasonably requested by the Secured Party at any time to perfect, maintain or protect the Secured Party’s Liens on the Intellectual Property by executing, delivering and/or filing and recording in all appropriate offices in the United States and/or relevant foreign jurisdiction, the Intellectual Property Security Agreement (or similar document in a form reasonably acceptable to the Secured Party and such Debtor, governed by the laws of the State of New York and/or relevant foreign jurisdiction).

Each Debtor will at any time and from time to time, at the expense of such Debtor, upon request promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action that the Secured Party may request in order to create, perfect, protect and maintain the validity, perfection or priority of the security interest granted by this Agreement and to enable the Secured Party to exercise and enforce its rights and remedies under this Agreement or under any other agreement with respect to any Collateral.

Anything herein to the contrary notwithstanding, the Debtors shall have no responsibility for reimbursing the Secured Party for the expense of filing and recording Liens on the Intellectual Property in any non-US jurisdictions.

VI.DEBTORS’ RIGHTS UNTIL DEFAULT. So long as an Event of Default does not exist, each Debtor shall have the right to possess the Collateral, manage its property and sell its inventory, in each case, in the ordinary course of business, but subject to the other provisions of this Agreement, the Notes, and the Subscription Agreement and the other instruments and documents relating thereto.

VII.EVENT OF DEFAULT.  An “Event of Default” shall exist under this Agreement upon (a) either Debtor failing to perform or observe any term, covenant or agreement contained in this Agreement and such failure remains uncured within fifteen (15) days of the initial occurrence thereof, or (b) the occurrence of any default or event of default under the Subscription Agreement or the Notes, in each case, without demand or notice from the Secured Party.

VIII.RIGHTS AND REMEDIES ON EVENT OF DEFAULT.
A.During the continuance of an Event of Default, the Secured Party shall have the right to declare all Obligations to be immediately due and payable and the Secured Party may exercise any and all rights and remedies hereunder or under applicable law; provided, however, if any Event of Default occurs as a consequence of the commencement of a bankruptcy or other insolvency proceeding by or against any Debtor, all of the Obligations shall be automatically and immediately due and payable without further action or demand.  Without limiting the generality of the foregoing, the Secured Party shall have the right to sell or otherwise dispose of all or any part of the Collateral, either at public or private sale, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as the Secured Party, in their sole discretion, may deem advisable, and the Secured Party shall have the right to purchase at any such sale.  Each Debtor agrees that a notice sent at least ten days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made shall be reasonable notice of such sale or other disposition.  The proceeds of any such sale, or other Collateral disposition shall be applied: first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to the Secured Party’s reasonable attorneys’ fees and legal expenses; second, to the Secured Party in satisfaction of the then unpaid Obligations; and third, to the Debtors or as otherwise required by law.  If, upon the sale or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party are legally entitled, the Debtors shall be jointly and severally liable for the deficiency, together with interest thereon at the rates set forth in the Notes, and the reasonable fees of any attorneys the Secured Party employs or engages; provided, however, that the foregoing shall not be deemed to require the Secured Party to resort to or initiate proceedings against the Collateral prior to the collection of any such deficiency from the Debtors.  To the extent permitted by applicable law, each Debtor waives all claims, damages and demands against the Secured Party arising out of the retention or sale or lease of the Collateral or other exercise of the Secured Party’s rights and remedies with respect thereto.  “UCC” means the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York; provided, that, to the extent that the “UCC” is used to define any term herein and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, the Secured Party’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes on the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.  The rights and remedies with respect to the Debtors and the Collateral, whether established hereby or by any other agreements, instruments or documents or by law, shall be cumulative and may be exercised singly or concurrently, and are not exclusive of any other rights or remedies provided under any other agreement, instrument or document to which any Debtor is a party or by which it or any of the Collateral is bound or by law or equity.
B.Each Debtor will upon request promptly execute and deliver all further instruments and documents, and take all further action that the Secured Party may reasonably request in order to perfect, protect and maintain the first priority of the security interest granted by this Agreement and to enable the Secured Party to exercise and enforce its rights and remedies under this Agreement.
C.Each Debtor hereby waives (a) the right to require the Secured Party to proceed against any other person or against any other collateral it may hold; (b) other than as provided in the Notes, presentment, protest and notice of protest, demand and notice of nonpayment, demand of performance, notice of sale, and advertisement of sale, (c) following an Event of Default that is continuing, any right to the benefit of or to direct the application of any of the Collateral until the Obligations (other than inchoate indemnity obligations) shall have been paid in full in cash, and (d) any defenses which may arise by reason of, or be based on, lack of diligence in collection.
D.Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all of the Debtors’ right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the Collateral sold, and shall be a perpetual bar, both at law and in equity, against each Debtor, its successors and assigns, and against all Persons claiming the Collateral sold or any part thereof under, by or through any Debtor, its successors or assigns.
E.Each Debtor appoints the Secured Party, and any trustee, authorized agent or designee of the Secured Party, with full power of substitution, as such Debtor’s true and lawful attorney-in-fact, effective as of the date hereof, with power, upon the Secured Party’s election, in its own name or in the name of such Debtor, during the continuance of an Event of Default, (i) to endorse any notes, checks, drafts, money orders, or other instruments of payment in respect of the Collateral that may come into the Secured Party’s possession, (ii) to sign and endorse any drafts against such Debtor, assignments, verifications and notices in connection with accounts, and other documents relating to Collateral; (iii) to pay or discharge taxes or Liens at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, issue receipt for, compromise, settle and sue for monies due in respect of the Collateral; (v) to notify Persons obligated with respect to the Collateral to make payments directly to the Secured Party; and, (vi) generally, to do, at the Secured Party’s option and at such Debtor’s expense, at any time, or from time to time, all acts and things that the Secured Party deems reasonably necessary to protect, preserve and realize upon the Collateral and the Secured Party’s security interest therein to effect the intent of this Agreement, all as fully and effectually as such Debtor might or could do; and such Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney shall be irrevocable as long as any of the Obligations are outstanding.
F.Immediately upon and following an Event of Default, at Daewoong’s request, AEON will cause all Collateral, know-how, clinical data, information and other items described to be physically delivered to Daewoong, and Aeon shall take all appropriate actions to transfer the investigational new drug applications (“INDs”) associated with the Clinical Trials of the Product to Secured Party, including without limitation, the submission and response to any required correspondence with the U.S. Food & Drug Administration to transfer such INDs.

G.All of the Secured Party’s rights and remedies with respect to the Collateral, whether established hereby or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

IX.SECURED PARTIES’ RIGHTS; DEBTOR WAIVERS.

A.The Secured Parties’ acceptance of partial or delinquent payment from any Debtor under the Notes or hereunder, or the Secured Party’s failure to exercise any right hereunder, shall not constitute a waiver of any obligation of any Debtor hereunder, or any right of the Secured Party hereunder, and shall not affect in any way the right to require full performance at any time thereafter.
B.Each Debtor waives, to the fullest extent permitted by law, (i) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshaling of the Collateral or other collateral or security for the Obligations; (ii) any right to require the Secured Party (A) to proceed against any Person, (B) to exhaust any other collateral or security for any of the Obligations, (C) to pursue any remedy in the Secured Party’s power, or (D) other than as provided in the Notes, to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and (iii) all claims, damages, and demands against the Secured Party arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral.
C.Each Debtor hereby agrees to indemnify the Secured Party, its principals and agents (the “Indemnified Parties”) for, and agrees to protect and hold each of them harmless from and against, any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees), causes of action, suits, claims, demands and judgments of any nature or description whatsoever, which may at any time be imposed upon, incurred by or awarded against any Indemnified Party (other than as a result of such Indemnified Party’s own gross negligence or willful misconduct) as a result of the grant to any Secured Party of any interest in or to any of the Collateral or in connection with this Agreement.
X.RESERVED.
XI.TERMINATION; REINSTATEMENT.
A.Termination.  Upon the payment in full in cash of all Obligations (other than the obligations that are intended to survive the termination of the Notes, as the case may be) or the conversion of the Notes into equity securities of AEON pursuant to the terms of the Notes, and subject to Section XI(B) herein, this Agreement and the security interest and all other rights granted hereby shall automatically terminate and all rights to the Collateral shall revert to the Debtors without any further action of the Secured Party.  Upon any such termination, the Secured Party shall authorize the Debtors to file any UCC-3 or other termination statements to evidence such termination, to release all security interest on the Collateral and to return such Collateral to the Debtors.  Furthermore, the Secured Party shall, at the Debtors’ expense and upon its written direction, execute and deliver to the Debtors such documents (including UCC-3 termination statements) as the Debtors shall reasonably request to evidence such termination, to release all security interest on the Collateral and to return such Collateral to the Debtors.
B.Reinstatement.  This Agreement and the obligations of the Debtors hereunder shall automatically be reinstated if and to the extent that for any reason any payment made pursuant to this Agreement is rescinded or must otherwise be restored or returned, whether as a result of any proceedings in bankruptcy or reorganization or otherwise with respect to any Debtor or as a result of any settlement or compromise with any person (including any Debtor) in respect of such payment, and the Debtors shall pay the Secured Party on demand all of its reasonable costs and expenses (including reasonable fees of counsel) incurred by the Secured Party in connection with such rescission or restoration.
XII.MISCELLANEOUS.
A.Limitation on Liens on Collateral.  Each Debtor will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of the Secured Party in and to any of such Grantor’s rights under the Collateral against the claims and demands (other than Permitted Liens) of all Persons whomsoever.
B.Amendment and Waiver.  Neither this Agreement nor any part hereof may be changed, waived, or amended except by an instrument in writing signed by the Secured Party and the Debtors; and waiver on one occasion shall not operate as a waiver on any other occasion.
C.Notices.  All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given:  (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not so confirmed, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the respective parties at the addresses shown below such parties signature hereunder (or at such other addresses as shall be specified by notice given in accordance with this Section XII(C)).
D.Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of, the successors and assigns of the parties hereto, including, without limitation, all future holders of the Notes.
E.Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
F.Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

G.Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
H.Governing Law; Venue.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.  Each party hereto consents to exclusive jurisdiction and venue in New York City, New York if in state court, and in the United States District Court for the Southern District of New York, if in United States federal court, for any suit or proceeding relating to, arising out of or arising under this Agreement; such courts shall have the sole and exclusive in personam, subject matter and other jurisdiction in connection with such suit or proceeding and venue shall be appropriate for all purposes in such courts.

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IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

DEBTORS:

AEON BIOPHARMA, INC.

By: /s/ Marc Forth_____________________

Name: Marc Forth
Title: President and Chief Executive Officer

Address:

AEON Biopharma, Inc.
5 Park Plaza, Suite 1750

Irvine, CA 92614

Tel: (949) 354-6499

Email:	mf@aeonbiopharma.com; aw@aeonbiopharma.com

AEON BIOPHARMA SUB, INC.

By: /s/ Marc Forth

Name: Marc Forth
Title: Chief Executive Officer

Address:

AEON Biopharma Sub, Inc.
5 Park Plaza, Suite 1750

Irvine, CA 92614

Tel: (949) 354-6499

Email:	mf@aeonbiopharma.com; aw@aeonbiopharma.com

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

SECURED PARTY:

DAEWOONG PHARMACEUTICAL CO., LTD.

By: /s/ Sengho Jeon

Name: Sengho Jeon
Title: President & CEO

Address:

Daewoong Pharmaceutical Co., LTD.

12, Bongeunsa-ro 114, Gangnam-gu, Seoul

Attn.: Seongsoo Park, Executive Vice President

Tel: +82 10 5119 6484

Email: yann@daewoong.co.kr

with a copy (which shall not constitute notice) to:

Brown Rudnick LLP

One Financial Center

Boston, Massachusetts 02111

Attn: Andrew P. Strehle

Tel: (617) 856-8569

Email: astrehle@brownrudnick.com

And

Brown Rudnick LLP
One Financial Center
Boston, Massachusetts 02111
Attn: Jennifer Ihns Charles
Tel: (617) 856-8114

Email: jcharles@brownrudnick.com

EXHIBIT A

COLLATERAL DESCRIPTION

The Collateral consists of all of the Debtors’ right, title and interest in and to the following personal property and assets (both tangible and intangible):

All Patents, Trademark and Copyrights and other intellectual property of the Debtors (collectively, the “Intellectual Property”), including without limitation the Intellectual Property listed Schedule I to this Exhibit A and the following:

(i)all US and foreign patents, patent applications and all reissues, divisionals, continuations, renewals, extensions and continuations-in-part thereof;

(ii)all US and foreign rights in trademarks, service marks, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered, together, in each case, with the goodwill symbolized thereby;

(iii)all US and foreign copyrights, copyright applications, copyright registrations and like protections, including, without limitation, any rights in original works of authorship and derivative works thereof and copyrights in computer software, domain names, internet web sites and the content thereof, whether registered or unregistered, and any moral rights associated with the foregoing;

(iv)all rights in trade secrets, including as may be embodied in technical and business information, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information;

(v)all US and foreign registrations and applications for registration for any of the foregoing, together with all amendments, reissues, divisionals, continuations, continuations-in-part, extensions, renewals and reexaminations thereof;

(vi)all intellectual property rights in the foregoing provided by international treaties or conventions, and all intellectual property rights corresponding thereto throughout the world;

(vii)any and all claims for damages and injunctive relief, with the rights but not the obligations to sue at law or in equity, for any past, present and future infringement, dilution, misappropriation, violation or misuse with respect to any of the foregoing; and

(viii)all licenses or other rights to use any of the copyrights, patents, trademarks, or other works and all license fees and royalties arising from such use to the extent permitted by such license or rights.

All Know-How, including all rights and title in such Know-How, related to the product known as ABP-450, as described in the applicable investigational new drug application and as described in any subsequent amendment submitted to the U.S. Food & Drug Administration, any product related to prabotulinumtoxinA or any other pharmaceutical or biological preparation containing botulinum toxin type A with a 900 kDa protein complex or a protein complex of any other mass or weight (collectively, the “Product”), and any patents or other intellectual property rights that cover such Know-How, existing as of the date of the Agreement.

All Know-How, related to the Product, discovered, developed, invented or created by AEON or its Affiliates or third parties acting on its or their behalf, in each case, in the performance of activities under that certain License and Supply Agreement, dated as of December 20, 2019, as amended by that certain First Amendment dated as of July 29, 2022, that certain Second Amendment, dated as of January 8, 2023, that certain Third Amendment, dated as of April 24, 2023, as amended by that certain Fourth Amendment to License and Supply Agreement, dated as of March 19, 2024, and as further amended, restated, modified or supplemented from time to time, by and between the Secured Party and AEON and any patents or other intellectual property rights that cover such Know-How.

All goods incorporating Know-How, related to the Product, or appropriate or necessary to access, review, and transfer Know-How related to the Product.

All accounts, accounts receivable, deposit accounts, securities accounts, investment property and other proceeds related to the Product.

All general intangibles, permits and licenses related to the Product, including without limitation, the Clinical Research Services Agreement, by and between PPD Development, L.P. and AEON Biopharma Sub, Inc. and any other contract manufacturing organization agreement, consulting agreement, or clinical research organization agreement relating to the Product.

All regulatory filings and regulatory approvals related to the Product.

As used in this Exhibit A the following terms shall have the respective meanings:

“Copyrights” means all of the following: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise; (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, supplemental registrations and pending applications for registration in the USCO and/or any other equivalent intellectual property agency or office in any foreign country and the right to obtain all renewals, extensions, supplements, reversions, reissues and continuations thereof; (c) all claims for, and rights to sue or otherwise recover for, past, present or future infringements or other violations of any of the foregoing; and (d) all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past, present or future infringement or other violations thereof.

“Know-How” means intellectual property, data, results, pre-clinical and clinical protocols and data from studies and clinical trials, chemical structures, chemical sequences, materials, information, inventions, know-how, formulae, trade secrets, technique, methods, processes, procedures and developments, whether or not patentable.  For the avoidance of doubt, Know-How also includes (x) all information submitted to a governmental authority for a regulatory approval, (y) all information, software and materials incorporating know-how.

“Patents” means all of the following: (a) all patents of the United States or the equivalent thereof in any other country or jurisdiction, and all applications for patents of the United States or the equivalent thereof in any other country or jurisdiction, (b) all provisionals, reissues, extensions, continuations, divisions, continuations-in-part, reexaminations or revisions thereof, and the inventions, discoveries, improvements and designs disclosed or claimed therein, including the right to make, use, import and/or sell the inventions disclosed or claimed therein, (c) all claims for, and rights to sue or otherwise recover for, past, present or future infringements or other violations of any of the foregoing and (d) all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past, present or future infringement or other violation thereof.

“Trademarks” means all of the following: (a) all trademarks, service marks, certification marks, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, internet domain names, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all renewals thereof, (b) all goodwill associated with or symbolized by the foregoing, (c) all claims for, and rights to sue or otherwise recover for, past, present or future infringements, dilutions or other violations of any of the foregoing or unfair competition therewith and (d) all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past, present or future infringement, dilutions or other violations thereof or unfair competition therewith.

Terms used in this Exhibit A but not defined herein, or in the Notes shall have the meaning given to such terms in the UCC.

Schedule I to Exhibit A

Trademarks

Mark	Ctry	Application #	File Date	Registration #	Reg Date
AEON BIOPHARMA	AU	2333703	2/9/2023	2333703	9/18/2023
AEON BIOPHARMA	NZ	1230200	2/9/2023	1230200	8/10/2023
AEON BIOPHARMA	CA	2238933	2/9/2023
AEON BIOPHARMA	ZA	2023/03363	2/9/2023
AEON BIOPHARMA	MX	2889987	2/9/2023	2557829	6/9/2023
AEON BIOPHARMA	IL	361036	2/12/2023
AEON BIOPHARMA	EU	018834012	2/9/2023	018834012	6/7/2023
AEON BIOPHARMA	GB	UK00003876266	2/9/2023	UK00003876266	5/5/2023
AEON BIOPHARMA	RU	2023709769	2/10/2023
AEON BIOPHARMA	IN	5805743	2/13/2023
AEON BIOPHARMA	TR	2023/018399	2/9/2023	2023 018399	10/5/2023

Patents

Title	Ctry	Serial #	Filed Date	Patent #	Issue Date
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING HEADACHE	US	17/006,685	8/28/2020	11,826,405	11/28/2023
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING HEADACHE	AU	2020340428	8/28/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING HEADACHE	CA	3152024	8/28/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING HEADACHE	EP	20858367.4	8/28/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING HEADACHE	HK	62022065896.2	12/20/2022
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING HEADACHE	RU	2022103721	8/28/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING HEADACHE	ZA	2022/02302	8/28/2020	2022/02302	7/26/2023
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING NEUROLOGIC AND PSYCHIATRIC DISORDERS	AU	2020336212	8/28/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING NEUROLOGIC AND PSYCHIATRIC DISORDERS	CA	3151970	8/28/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING NEUROLOGIC AND PSYCHIATRIC DISORDERS	EP	20857518.3	8/28/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING NEUROLOGIC AND PSYCHIATRIC DISORDERS	HK	62022065898.8	12/20/2022
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING NEUROLOGIC AND PSYCHIATRIC DISORDERS	RU	2022103722	8/28/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING NEUROLOGIC AND PSYCHIATRIC DISORDERS	US	17/638,673	2/25/2022

Title	Ctry	Serial #	Filed Date	Patent #	Issue Date
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING NEUROLOGIC AND PSYCHIATRIC DISORDERS	ZA	2022/02304	8/28/2020	2022/02304	6/28/2023
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING GASTROPARESIS	AU	2020345770	9/9/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING GASTROPARESIS	AU	2024200555	1/30/2024
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING GASTROPARESIS	CA	3153362	9/9/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING GASTROPARESIS	EP	20863078.0	9/9/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING GASTROPARESIS	HK	62023067381.1	1/20/2023
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING GASTROPARESIS	RU	2022105767	9/9/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING GASTROPARESIS	US	17/641,039	9/13/2022
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING GASTROPARESIS	ZA	2022/02571	9/9/2020	2022/02571	5/31/2023
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING HEADACHE	MX	MX/a/2022/002489	8/28/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING HEADACHE	IL	290996	8/28/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING HEADACHE	NZ	785202	8/28/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING HEADACHE	JP	2022-513932	8/28/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING NEUROLOGIC AND PSYCHIATRIC DISORDERS	MX	MX/a/2022/002367	8/28/2020

Title	Ctry	Serial #	Filed Date	Patent #	Issue Date
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING NEUROLOGIC AND PSYCHIATRIC DISORDERS	IL	290997	8/28/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING NEUROLOGIC AND PSYCHIATRIC DISORDERS	NZ	785207	8/28/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING NEUROLOGIC AND PSYCHIATRIC DISORDERS	JP	2022-513950	8/28/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING GASTROPARESIS	MX	MX/a/2022/002853	9/9/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING GASTROPARESIS	IL	291201	9/9/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING GASTROPARESIS	NZ	785211	9/9/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING GASTROPARESIS	JP	2022-515659	9/9/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING HEADACHE	KR	10-2022-7010338	8/28/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING NEUROLOGIC AND PSYCHIATRIC DISORDERS	KR	10-2022-7010339	8/28/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING GASTROPARESIS	KR	10-2022-7011602	9/9/2020
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING HEADACHE	WO	PCT/US2022/018018	2/25/2022
SINGLE-USE NEUROTOXIN FORMULATIONS AND PACKAGING	WO	PCT/US2022/074844	8/11/2022
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING CARDIOVASCULAR DISORDERS	AU	2021233980	3/12/2021
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING CARDIOVASCULAR DISORDERS	CA	3175099	3/12/2021

Title	Ctry	Serial #	Filed Date	Patent #	Issue Date
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING CARDIOVASCULAR DISORDERS	EP	21767608.9	3/12/2021
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING CARDIOVASCULAR DISORDERS	HK	62023075995.8	7/14/2023
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING CARDIOVASCULAR DISORDERS	IL	296339	3/12/2021
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING CARDIOVASCULAR DISORDERS	JP	2022-554589	3/12/2021
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING CARDIOVASCULAR DISORDERS	KR	10-2022-7035302	3/12/2021
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING CARDIOVASCULAR DISORDERS	MX	MX/a/2022/011332	3/12/2021
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING CARDIOVASCULAR DISORDERS	NZ	791989	3/12/2021
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING CARDIOVASCULAR DISORDERS	RU	2022126401	3/12/2021
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING CARDIOVASCULAR DISORDERS	ZA	2022/09970	3/12/2021	2022/09970	11/29/2023
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING CARDIOVASCULAR DISORDERS	US	17/911,089	9/12/2022
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING DIGESTIVE DISORDERS	WO	PCT/US2022/080244	11/21/2022
NEUROTOXIN COMPOSITIONS FOR USE IN REGULATING BRAIN TEMPERATURE	WO	PCT/US2023/065808	4/14/2023
NEUROTOXIN COMPOSITIONS FOR USE IN MODULATING STELLATE GANGLION ACTIVITY	WO	PCT/US2023/018717	4/14/2023
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING HEADACHE	AU	2022226275	2/25/2022

Title	Ctry	Serial #	Filed Date	Patent #	Issue Date
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING HEADACHE	CA	3212003	2/25/2022
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING HEADACHE	EP	22760536.7	2/25/2022
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING HEADACHE	IL	305424	2/25/2022
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING HEADACHE	JP	2023-552057	2/25/2022
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING HEADACHE	MX	MX/a/2023/009867	2/25/2022
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING HEADACHE	NZ	802608	2/25/2022
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING HEADACHE	RU	2023124575	2/25/2022
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING HEADACHE	ZA	2023/08144	2/25/2022
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING HEADACHE	KR	10-2023-7033063	2/25/2022
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING HEADACHE	US	18/278,937	8/25/2023
NEUROTOXIN COMPOSITIONS FOR USE IN TREATING HEADACHE	US	18/492,533	10/23/2023
OPTIMIZATION OF BOTULINUM TOXIN TREATMENT OF MIGRAINE AND OTHER HEADACHE DISORDERS	WO	PCT/US2023/080969	11/22/2023
COMPOSITIONS FOR USE IN TREATING HEADACHE DISORDERS	WO	PCT/US2023/078959	11/7/2023
SINGLE-USE NEUROTOXIN FORMULATIONS AND PACKAGING	WO	PCT/US2022/074844	8/11/2022

Title	Ctry	Serial #	Filed Date	Patent #	Issue Date
SINGLE-USE NEUROTOXIN FORMULATIONS AND PACKAGING	EP	PCT/US2022/074844	8/11/2022
SINGLE-USE NEUROTOXIN FORMULATIONS AND PACKAGING	KR	PCT/US2022/074844	8/11/2022
SINGLE-USE NEUROTOXIN FORMULATIONS AND PACKAGING	US	63/232,410	8/12/2022
SINGLE-USE NEUROTOXIN FORMULATIONS AND PACKAGING	WO	PCT/US2022/074844	8/11/2022
SINGLE-USE NEUROTOXIN FORMULATIONS AND PACKAGING	EP	22856813.5	8/11/2022
SINGLE-USE NEUROTOXIN FORMULATIONS AND PACKAGING	KR	10-2024-7008171	8/11/2022
SINGLE-USE NEUROTOXIN FORMULATIONS AND PACKAGING	US	18/682,352	2/8/2024

EXHIBIT C

CLOSING DATE FINANCING STATEMENTS